[VANGUARD SHIP LOGO/R/]


Vanguard/(R)/ FTSE All-World ex-US
Index Fund



Supplement to the Prospectus dated February 19, 2008



Correction to the Account Service Fee

The Account Service Fee (for fund account balances below $10,000) on page 2 should be $20/Year.























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